UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

Ascent Industries Co.
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

1400 16th Street,	Suite 270,
Oak Brook,	Illinois			60523
(Address of principal executive offices)				(Zip Code)
		(630)	884-9181
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	ACNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On April 7, 2023, Ascent Industries Co. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8‑K”) disclosing that the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company had recently initiated a competitive process to select an independent registered public accounting firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. As reported on the Initial Form 8-K, in conjunction with that process on April 4, 2023, BDO USA, LLP (“BDO”) notified the Audit Committee Chairperson that BDO had chosen not to participate in the competitive process and would resign as the Company’s independent registered public accounting firm upon the completion of the review of the interim financial statements as of and for the three-month period ended March 31, 2023, or upon the appointment of a new independent registered public accounting firm, whichever occurs first. At the time of the Initial Form 8-K filing, the Company had not selected a new independent registered public accounting firm. This Amendment No. 1 to the Initial Form 8-K is being filed to disclose the Company’s appointment of a new independent registered public accounting firm.

Item 4.01    Changes in Registrant's Certifying Accountant

(b) Appointment of New Independent Registered Public Accounting Firm

The Audit Committee of the Company conducted a competitive process to determine the Company’s independent registered public accounting firm for the year ending December 31, 2023, and the related interim periods. The Audit Committee invited several independent registered public accounting firms to participate in this process. Following the competitive process, on May 22, 2023, the Audit Committee selected Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and the related interim periods, replacing BDO USA, LLP.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through May 22, 2023, neither the Company nor anyone on the Company’s behalf consulted Moss Adams with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a "disagreement" or "reportable event" as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

ASCENT INDUSTRIES CO.

Dated: May 23, 2023	By: /s/ William S. Steckel
William S. Steckel
Chief Financial Officer